Aberdeen Investment Funds (the “Trust”)

Aberdeen Select International Equity Fund

Aberdeen Global Equity Impact Fund

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Supplement dated May 1, 2020 to the Fund’s Statutory Prospectus dated February 28, 2020

Terms not otherwise defined in this Supplement have the meaning that they have in the Statutory Prospectus.

Effective immediately, the following is added to “Market Risk” in the section entitled “Fund Details” in the Statutory Prospectus on page 38:

The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

In addition, the ongoing negotiations surrounding the future relationship between the UK and the EU following the UK’s exit from the European Union (“EU”) (“Brexit”) on January 31, 2020 have yet to provide clarity on what the outcome will be for the UK or Europe. All existing EU-derived laws and regulations will continue to apply in the UK for a transitional period until December 31, 2020. The UK’s “on-shoring” of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those  providing services to the Funds. Standard Life Aberdeen plc has detailed contingency plan in place to seek to manage the consequences of Brexit on the Funds and to avoid the effect of any disruption on the Funds and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Funds will not be adversely impacted by Brexit despite these preparations. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Funds, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Please retain this Supplement for future reference

Aberdeen Investment Funds (the “Trust”)

Aberdeen Select International Equity Fund

Aberdeen Global Equity Impact Fund

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Supplement dated May 1, 2020 to the Fund’s Statement of Additional Information (“SAI”)

dated February 28, 2020

Terms not otherwise defined in this Supplement have the meaning that they have in the SAI.

Effective immediately, the following is added to “Market Events Risk” in the section entitled “Additional Information on Portfolio Instruments and Investment Policies” in the SAI on page 57:

COVID-19.  The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Funds, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Please retain this Supplement for future reference